SHARE-BASED COMPENSATION, REDEEMABLE COMMON STOCK ISSUANCES AND REDEEMABLE COMMON STOCK	12 Months Ended
Jan. 02, 2016
Restricted Stock Units (RSUs) [Member]
SHARE-BASED COMPENSATION, REDEEMABLE COMMON STOCK ISSUANCES AND REDEEMABLE COMMON STOCK
15.	SHARE-BASED COMPENSATION, REDEEMABLE COMMON STOCK ISSUANCES AND REDEEMABLE COMMON STOCK

The 2007 Stock Incentive Plan, as amended (“Stock Incentive Plan”), provides for the sale of common stock to named executive officers and other key employees and directors of our wholly owned subsidiary, USF. It also grants 1) stock options to purchase shares of common stock, 2) stock appreciation rights, and 3) restricted stock and restricted stock units to certain individuals. The Board of Directors or the Compensation Committee of the Board is authorized to select the officers, employees and directors eligible to participate in the Stock Incentive Plan. Either the Board of Directors or the Compensation Committee may determine the specific number of shares to be offered, or options, stock appreciation rights or restricted stock to be granted to an employee or director.

In May 2013, the Stock Incentive Plan was amended to, among other things, increase the number of shares of common stock available for grant—from approximately 11.7 million shares to approximately 19.7 million shares.

Employee Put Option—Each participant in the Stock Incentive Plan has the right to require the Company to repurchase all of his or her restricted shares or shares issued or issuable pursuant to their awards in the event of a termination of employment due to death or disability. Generally, instruments with put rights upon death or disability are classified as temporary equity awards (i.e. a component of Redeemable common stock) until such puttable conditions become probable (i.e. upon termination due to death or disability). Since this put option, or redemption feature, is outside of the control of the Company, the value of the shares is shown outside of permanent equity as Redeemable common stock. In addition to the common stock held by management and key employees, stock-based awards with similar underlying common stock are also recorded in Redeemable common stock.

Once it is probable that the put becomes exercisable, it is accounted for as an award modification and is required to be liability-classified. The Company records an incremental expense measured as the excess, if any, of the fair value of the modified award over the amount previously recognized. These liability awards are remeasured at their fair market value, or redemption value, as of each reporting period through the date of settlement, which is generally the first fiscal quarter following termination. There were no 2015 terminations that triggered the put right and, therefore, met the criteria for liability treatment. As such, there was no impact on current fiscal year stock-based compensation costs.

Company Call Option—The Company also has the right—but not the obligation—to require employees to sell purchased shares back to the Company when they terminate employment. If the Company determines it is likely to exercise the call right prior to an employee bearing the risks and rewards of ownership for a reasonable period of time, generally six months, the awards that have been vested for less than six months (“immature shares”) are required to be liability-classified. The Company records an incremental expense measured as the excess, if any, of the fair value of the liability award over the amount previously recognized. These liability awards are remeasured at their fair market value, or redemption value, as of each reporting period through the date of settlement, which is generally the first fiscal quarter following termination. There was one 2015 termination in which the Company believed it was probable that it would exercise its call right and, therefore, met the criteria for liability treatment with minimum impact on the current fiscal year stock-based compensation expense. As of January 2, 2016, an award liability totaling $0.6 million was reclassified out of Redeemable common stock and into accrued expenses and other current liabilities.

The Company measures compensation expense for share-based equity awards at fair value at the date of grant, and it recognizes compensation expense over the service period for share-based awards expected to vest. Total compensation expense related to share-based payment arrangements was $16 million, $12 million and $8 million for fiscal years 2015, 2014 and 2013, respectively. No share-based compensation cost was capitalized as part of the cost of an asset during those years. The total income tax benefit recorded in the Consolidated Statement of Comprehensive Income (Loss) was $6 million, $4 million, and $3 million during fiscal years 2015, 2014, and 2013, respectively.

Redeemable Common Stock Issuances—Certain employees have purchased shares of common stock, pursuant to a management stockholder’s agreement associated with the Stock Incentive Plan. These shares are subject to the terms and conditions (including certain restrictions) of each management stockholder’s agreement, other documents signed at the time of purchase, as well as transfer limitations under the applicable law. The Company measures fair value of the shares on a quarterly basis, using the combination of a market approach and an income approach. The share price determined for a particular quarter end is the price at which employee purchases and Company repurchases are made the following quarter.

In fiscal year 2015, employees bought stock at $16.20 per share. In fiscal year 2014, there were no employee purchases or Company repurchases of common stock held by employees. In fiscal year 2013, employees bought stock at $16.20 per share.

Common stock purchased by employees is contingently redeemable and as a result are accounted for as Redeemable common stock. The amount of Redeemable common stock ascribed to such common stock, net of any shareholder loans, was $25 million, $31 million and $31 million at January 2, 2016, December 27, 2014 and December 28, 2013, respectively. See Note 2, Redeemable Common Stock for further discussion.

Stock Option Awards—The Company granted to certain employees Time Options and Performance Options (collectively the “Options”) to purchase common shares. These Options are subject to the restrictions set forth in the Stock Option Agreements. Shares purchased pursuant to option exercises would be governed by the restrictions in the Stock Incentive Plan and management stockholder’s agreements. The Options also contain certain anti-dilution protection provisions.

Stock option awards are accounted for as Redeemable common stock as a result of the underlying common stock being contingently redeemable. The amount of Redeemable common stock ascribed to stock option awards was $0 for all periods reported because the strike price of the stock option awards was equal to the fair value at date of grant. See Note 2, Redeemable Common Stock for further discussion.

The Time Options vest and become exercisable ratably over periods of four to five years. This happens either on the anniversary date of the grant or the last day of each fiscal year, beginning with the fiscal year issued. In fiscal 2015, 2014, and 2013, the Company recognized $3 million, $3 million, and $2 million, respectively, in compensation expense related to Time Options.

The Performance Options also vest and become exercisable ratably over four to five years, either on the anniversary date of the grant or the last day of each fiscal year (beginning with the fiscal year issued), provided that the Company achieves an annual operating performance target as defined in the applicable stock option agreements (“Stock Option Agreements”). The Stock Option Agreements also provide for “catch-up vesting” of the Performance Options, if an annual operating performance target is not achieved, but a cumulative operating performance target is achieved. During fiscal year 2012, the Company changed its policy for granting Performance Options. The award agreements no longer included performance targets for all years covered by the agreement. Instead, the Company established annual and cumulative targets for each year at the beginning of each respective fiscal year. In this case, the grant date under GAAP is not determined until the performance target for the related options is known.

The Company achieved the annual and cumulative performance targets in fiscal year 2015 and recorded a compensation charge of $5 million for the Performance Options. The charge consisted of $3 million relating to fiscal year 2015 and $2 million related Performance Options granted in fiscal years 2013, 2012 and 2011, which met cumulative performance targets in 2015. The Company achieved the annual performance target in fiscal year 2014 and recorded a compensation charge of $4 million for the Performance Options relating to fiscal year 2014. The Company did not achieve the annual performance target in fiscal year 2013. The fiscal year 2012 annual operating performance target was modified in fiscal year 2013, and the Company recorded a compensation charge of $2 million in fiscal year 2013 for the Performance Options relating to fiscal year 2012.

The Options are nonqualified options, with exercise prices equal to the estimated value of a share of common stock at the date of the grant. The Options have exercise prices ranging from $12.15 to $18.23 per share and generally have a 10-year life. The fair value of each option award is estimated as of the date of grant using a Black-Scholes option-pricing model.

The weighted-average assumptions for options granted in fiscal years 2015 and 2013 are included in the following table. No options were granted in fiscal year 2014.

	2015	2013
Expected volatility	36.6%	35.0%
Expected dividends	—	—
Risk-free interest rate	1.6%	1.0%
Expected term (in years)	4.8	6.3

Expected volatility is calculated based on the historical volatility of public companies similar to US Foods. The assumed dividend yield is zero, because the Company has not historically paid dividends. However, as further discussed in Note 25, Subsequent Events, the Company did pay a special cash distribution in January 2016, which is considered one-time in nature. The risk-free interest rate is the implied zero-coupon yield for U.S. Treasury securities having a maturity approximately equal to the expected term, as of the grant date. Due to a lack of relevant historical data, the simplified approach was used to determine the expected term of the options.

The summary of Options outstanding and changes during fiscal year 2015 are presented below.

	Time Options	Performance Options	Total Options	Weighted- Average Fair Value	Weighted- Average Exercise Price	Weighted- Average Remaining Contractual Years
Outstanding at December 27, 2014	4,552,857	3,758,943	8,311,800	$5.10	$13.85
Granted	886,513	690,989	1,577,502	$6.91	$17.28
Exercised	(773,696)	(682,920)	(1,456,616)	$4.99	$13.58
Forfeited	(282,786)	(305,222)	(588,008)	$5.69	$15.79

Outstanding at January 2, 2016	4,382,888	3,461,790	7,844,678	$5.45	$14.76	5.3

Vested and exercisable at January 2, 2016	3,147,695	2,924,367	6,072,063	$5.04	$13.61	4.3

The weighted-average grant date fair value of options granted in fiscal years 2015 and 2013 was $6.91 and $6.00, respectively. There were no options granted in fiscal year 2014. In fiscal years 2015, 2014 and 2013, the Company recorded $8 million, $7 million and $4 million, respectively, in compensation expense related to the Options. The stock compensation expense—representing the fair value of stock options vested during the year—is reflected in our Consolidated Statements of Comprehensive Income (Loss) in Distribution, selling and administrative costs. During fiscal year 2015, 773,696 Time Options and 682,920 Performance Options were exercised by terminating employees for a cash outflow of $6 million, representing the excess of fair value over exercise price. During fiscal year 2014, 4,444 Time Options and 3,703 Performance Options were exercised by terminating employees for a minimal cash outflow, representing the excess of fair value over exercise price. During fiscal year 2013, 457,026 Time Options and 457,026 Performance Options were exercised by terminating employees for a cash outflow of $2 million, representing the excess of fair value over exercise price.

As of January 2, 2016, there was $8 million of total unrecognized compensation costs related to 2 million nonvested Options expected to vest under the Stock Option Agreements. That cost is expected to be recognized over a weighted-average period of three years.

The December 27, 2014 Performance Options presented in the prior table have been recast to conform with the current year presentation of options which have reached a grant date. As of January 2, 2016, there were 1 million Performance Options that have been promised to employees for which performance targets have not been set.

Restricted Shares—No Restricted Shares (“Restricted Shares”) were issued in fiscal year 2015 or 2014. Certain employees of the Company received 138,889 Restricted Shares in fiscal year 2013. These shares were granted under the Stock Incentive Plan and contain non-forfeitable dividend rights. Restricted Shares vest and become exercisable ratably over periods of primarily two to five years.

Restricted Shares are accounted for as Redeemable common stock as a result of the underlying common stock being contingently redeemable. The amount of Redeemable common stock ascribed to vested Restricted Shares was $4 million, $6 million and $6 million at January 2, 2016, December 27, 2014 and December 28, 2013, respectively. See Note 2, Redeemable Common Stock for further discussion.

The summary of nonvested Restricted Shares outstanding and changes during fiscal year 2015 is presented below:

	Restricted Shares	Weighted- Average Fair Value
Nonvested at December 27, 2014	64,959	$15.71
Granted	—	$—
Vested	(49,095)	$15.57
Forfeited	(8,827)	$15.98

Nonvested at January 2, 2016	7,037	$16.20

The weighted-average grant date fair value for Restricted Shares granted in 2013 was $16.20. Expense of $1 million and $3 million related to the Restricted Shares was recorded in Distribution, selling and administrative costs during fiscal years 2015 and 2013, respectively. The 2014 expense related to the Restricted Shares of $1 million was offset by an adjustment of prior year expense.

At January 2, 2016, there was $0.1 million of unrecognized compensation cost related to the Restricted Shares that we expect to recognize over a weighted-average period of one year.

Restricted Stock Units—Beginning in 2013, certain employees of the Company received Time Restricted Stock Units and Performance Restricted Stock Units (collectively the “RSUs”) granted pursuant to the Stock Incentive Plan. The RSUs also contain certain anti-dilution protection provisions. Time RSUs generally vest and become exercisable ratably over four years, starting on the anniversary date of grant. In fiscal years 2015, 2014, and 2013, the Company recognized $3 million, $2 million, and $1 million, respectively in compensation expense related to Time RSUs.

Performance RSUs also vest and become exercisable ratably over four years either on the anniversary date of the grant or the last day of each fiscal year (beginning with the fiscal year issued), provided that the Company achieves an annual operating performance target as defined in the applicable restricted stock unit agreements (“Restricted Stock Unit Agreements”). The Restricted Stock Unit Agreements also provide for “catch-up vesting” of the Performance RSU’s if an annual operating performance target is not achieved, but a cumulative operating performance target is achieved. Similar to options, the RSU award agreements do not include performance targets for all years covered by the Restricted Stock Unit Agreement. Instead, the Company established annual targets for each year at the beginning of each fiscal year. In this case, the grant date under GAAP is not determined until the performance target for the related Performance RSU is known.

The Company achieved the annual and cumulative operating performance targets in 2015 and recorded a compensation charge of $4 million. The charge consisted of $3 million relating to fiscal year 2015 and $1 million related to Performance RSUs granted in 2013 which met cumulative performance targets in 2015. The Company achieved the annual operating performance target in 2014 and recorded a compensation charge of $3 million in 2014 for the Performance RSU’s. The Company did not achieve the annual operating performance target for 2013 and, accordingly, did not record a compensation charge for the Performance RSU’s in 2013. Prior to 2013, there were no RSUs issued or outstanding under the Stock Incentive Plan.

RSU’s are accounted for as Redeemable common stock as a result of the underlying common shares being contingently redeemable. The amount of Redeemable common stock ascribed to RSU’s was $10 million, $6 million and $1 million at January 2, 2016, December 27, 2014 and December 28, 2013. See Note 2, Redeemable Common Stock for further discussion.

The summary of nonvested Restricted Stock Units as of January 2, 2016, and changes during the fiscal year then ended presented below.

	Time Restricted Stock Units	Performance Restricted Stock Units	Total Restricted Stock Units	Weighted- Average Fair Value
Nonvested at December 27, 2014	409,765	190,872	600,637	$16.20
Granted	361,908	185,947	547,855	$17.87
Vested	(213,866)	(90,409)	(304,275)	$16.20
Forfeited	(55,038)	(51,683)	(106,721)	$16.30

Nonvested at January 2, 2016	502,769	234,727	737,496	$17.41

The weighted-average grant date fair values for Restricted Stock Units granted in fiscal year 2015 was $17.87. Expense of $7 million, $5 million and $1 million related to the Restricted Stock Units was recorded in Distribution, selling and administrative costs during fiscal years 2015, 2014 and 2013, respectively.

At January 2, 2016, there was $8 million of unrecognized compensation cost related to 0.7 million Restricted Stock Units that we expect to recognize over a weighted-average period of three years.

The December 27, 2014 Performance RSUs presented in the prior table have been recast to conform with the current year presentation of units which have reached a grant date. As of January 2, 2016, there was 0.2 million Performance RSUs that have been promised to employees for which performance targets have not been set.

Equity Appreciation Rights—The Company has an Equity Appreciation Rights (“EAR”) Plan for certain employees. Each EAR represents one phantom share of US Foods common stock. The EARs also contain certain anti-dilution protection provisions. The EARs become vested and payable, primarily, at the time of a qualified public offering of equity shares, at the time of involuntary termination, or a change in control, as defined in the agreement. EARs are forfeited upon voluntary termination of the participant’s employment with the Company. The EARs will be settled in cash upon vesting and, accordingly, are considered liability instruments. No EARs were granted during fiscal years 2015, 2014 and 2013. As of January 2, 2016, there were a total of 513,074 EARs outstanding with a weighted average exercise price of $13.45 per share.

As the EARs are liability instruments, the fair value of the vested awards is re-measured each reporting period until the award is settled. Since vesting is contingent upon performance conditions currently not considered probable, no compensation costs have been recorded to date for the outstanding EARs.

Redeemable Common Stock—The summary of changes in Redeemable common stock during fiscal years 2015, 2014 and 2013 is presented below (dollars in thousands).

	Number of Shares	Dollars	Management Loans	Total Redeemable Common Stock
BALANCE—December 29, 2012	2,771,170	38,548	(358)	38,190
Issuance of Redeemable common stock	1,063,159	14,092	—	14,092
Redeemable common stock repurchased	(1,233,033)	(18,377)	123	(18,254)
Payments on management loans	—	—	68	68
Share-based compensation expense for Redeemable common stock awards	—	3,827	—	3,827

BALANCE—December 28, 2013	2,601,296	38,090	(167)	37,923
Issuance of Redeemable common stock	193,089	169	—	169
Redeemable common stock repurchased	(40,206)	(744)	—	(744)
Payments on management loans	—	—	167	167
Share-based compensation expense for Redeemable common stock awards	—	5,169	—	5,169

BALANCE—December 27, 2014	2,754,179	$42,684	$—	$42,684
Issuance of Redeemable common stock	1,720,923	20,478	—	20,478
Redeemable common stock repurchased	(2,116,483)	(31,878)	—	(31,878)
Reclassification to award liability	—	(619)	—	(619)
Payments on management loans	—	—	—	—

Share-based compensation expense for Redeemable common stock awards	—	7,776	—	7,776

BALANCE—January 2, 2016	2,358,619	$38,441	$—	$38,441

At January 2, 2016, the number of shares included in Redeemable common stock was 1,797,987 for common stock held by management and key employees, 335,614 restricted shares and 225,018 RSUs, respectively.